EXECUTION COPY

                                MASTER AGREEMENT
                             REGARDING AMENDMENTS TO
                    THE AMALGAMATED SUGAR COMPANY DOCUMENTS

         This Master Agreement Regarding Amendments to The Amalgamated Sugar Company Documents (this "Master Agreement") is dated October 19, 2000, and is made by and among The Amalgamated Sugar Company LLC, a Delaware limited liability company (the "LLC"), Snake River Sugar Company, an Oregon cooperative corporation ("SRSC"), Valhi, Inc., a Delaware corporation ("Valhi"), Amalgamated Collateral Trust, a Delaware business trust (the "SPT"), ASC Holdings, Inc., a Utah corporation ("ASC"), First Security Bank, National Association, as
Collateral  Agent  under  that  certain  Collateral  Agency  and  Paying  Agency
Agreement  dated  as  of  May  14,  1997  ("FSB"),   the  holders  (the  "Senior
Noteholders") of SRSC's 10.80% Senior Notes due April 30, 2009 (the "Senior Notes") and U.S. Bank National Association ("U.S. Bank"), as agent of the Working Capital Agreement dated as of January 3, 1997 among the LLC and the banks named therein, as amended.

                             PRELIMINARY STATEMENTS

         Each of the parties to this Master Agreement is also a party to some or all of various documents related to the formation of or borrowings by the LLC or the affiliates of the LLC. The parties to this Master Agreement have determined that it is in their respective best interests to make comprehensive modifications to those documents.

         THEREFORE, the parties hereto have agreed to enter into each of the following documents to which they are a party (collectively, the "Agreements"), which Agreements are to become effective contemporaneously:

         (a) The Third Amendment to Company Agreement, dated October 19, 2000, by and between the SPT, SRSC and the LLC, and acknowledged by FSB, the Senior Noteholders and U.S. Bank, which shall be in the form of Exhibit A hereto;

         (b) That certain Third Amendment to Subordinated Loan Agreement, dated October 19, 2000, by and between SRSC and Valhi and acknowledged by FSB and the Senior Noteholders, which shall be in the form of Exhibit B hereto;

         (c) The Contingent Subordinate Pledge Agreement, dated October 19, 2000, by and among SRSC and Valhi, and acknowledged by FSB and the Senior Noteholders, which shall be in the form of Exhibit C hereto;

         (d) The Contingent Subordinate Security Agreement, dated October 19, 2000, by and among SRSC and Valhi, and acknowledged by FSB and the Senior Noteholders, which shall be in the form of Exhibit D hereto;

         (e) The Contingent Subordinate Collateral Agency and Paying Agency Agreement, dated October 19, 2000, by and between SRSC, Valhi and FSB and acknowledged by the Senior Noteholders, which shall be in the form of Exhibit E hereto;

         (f) The First Amendment to Voting Rights and Forbearance Agreement, dated October 19, 2000, by and among the SPT, ASC and FSB, and as acknowledged by the LLC, which shall be in the form of Exhibit F hereto;

         (g) The First Amendment to Option Agreements, dated October 19, 2000, by and among SRSC, Valhi and the Senior Noteholders, which shall be in the form of Exhibit G hereto;

         (h) The Second Amendment to Note Purchase Agreements, dated October 19, 2000, by and between SRSC and the Senior Noteholders, which shall be in the form of Exhibit H hereto;

         (i) The First Amendment to the Distributable Cash Collateral Account Agreement dated October 19, 2000, by and between SRSC and FSB, which shall be in the form of Exhibit I hereto; and

         (j) The First Amendment to the Subordination Agreement dated October 19, 2000, by and between SRSC and Valhi, and as accepted by the Senior Noteholders and FSB, which shall be in the form of Exhibit J hereto.

         NOW, THEREFORE, in consideration of the foregoing and for other good and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. The execution and delivery of all of the Agreements by each party thereto shall be considered a condition precedent to the initial effectiveness of each and every Agreement.

2. Delivery of executed Agreements shall be made to each party to this Master Agreement at the address shown following such party's signature below.

         WITNESS WHEREOF, the parties have caused this Master Agreement to be executed by their duly authorized representatives as of October 19, 2000.


              [The remainder of this page intentionally left blank]

                                         THE  AMALGAMATED  SUGAR  COMPANY  LLC,
                                          a  Delaware  limited  liability
                                          company



                                         By:/s/ David L. Budge
                                         ---------------------------------------
                                         Name:
                                         ---------------------------------------
                                         Its:
                                         ---------------------------------------

                                Address: The Amalgamated Sugar Company LLC
                                         c/o Snake River Sugar Company
                                         2427 Lincoln Avenue, P.O. Box 1520
                                         Ogden, Utah 84402
                              Attention:
                                         ---------------------------------------



                                         SNAKE RIVER SUGAR COMPANY,
                                          an Oregon cooperative corporation



                                         By:/s/ Lawrence L. Corry
                                         ---------------------------------------
                                         Name:
                                         ---------------------------------------
                                         Its:
                                         ---------------------------------------

                         Address:        Snake River Sugar Company
                                         2427 Lincoln Avenue, P.O. Box 1520
                                         Ogden, Utah 84402
                         Attention:
                                         ---------------------------------------

                                            VALHI, INC., a Delaware corporation



                                            By:/s/ Steven L. Watson
                                               ---------------------------------
                                            Name:
                                               ---------------------------------
                                            Its:
                                               ---------------------------------

                                   Address: Valhi, Inc.
                                            Three Lincoln Centre
                                            5430 LBJ Freeway, Suite 1700
                                            Dallas, Texas 75240-2697
                                            Attention: General Counsel


                                            AMALGAMATED COLLATERAL TRUST,
                                             a Delaware business trust

                                   By:      ASC HOLDINGS, INC., as Company
                                             Trustee



                                            By:/s/ Steven L. Watson
                                            ------------------------------------
                                            Name:
                                            ------------------------------------
                                            Its:
                                            ------------------------------------




                                   Address: Amalgamated Collateral Trust
                                            c/o Valhi, Inc.
                                            Three Lincoln Centre
                                            5430 LBJ Freeway, Suite 1700
                                            Dallas, Texas 75240-2697
                                            Attention: General Counsel

                                         ASC HOLDINGS, INC., a Utah corporation



                                         By:/s/ Steven L. Watson
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Its:
                                                --------------------------------

                                Address: ASC Holdings, Inc.
                                         c/o Valhi, Inc.
                                         Three Lincoln Centre
                                         5430 LBJ Freeway, Suite 1700
                                         Dallas, Texas 75240-2697
                                         Attention: General Counsel


                                         FIRST   SECURITY   BANK,    NATIONAL
                                          ASSOCIATION,   as  Collateral  Agent
                                          under that certain Collateral Agency
                                          Agreement dated as of May 14, 1997



                                          By:/s/ C. Scott Nielsen
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Its:
                                                --------------------------------

                                          Address: First Security Bank,
                                                    National Association
                                                   79 South Main Street
                                                   Corporate Trust  Department
                                                   Salt Lake City, Utah 8411
                                          Attention:
                                          --------------------------------------

                                     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By:/s/ Joseph Alouf
                                     -------------------------------------------
                                     Name:
                                     -------------------------------------------
                                     Its:
                                     -------------------------------------------

                                     Address:
                                     -------------------------------------------
                                     Attention:
                                     -------------------------------------------




                                     CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                     By:  CIGNA INVESTMENTS, INC.


                                     By:/s/ Stephen H. Wilson
                                        ----------------------------------------
                                     Name:
                                        ----------------------------------------
                                     Its:
                                        ----------------------------------------

                                            Address:
                                        ----------------------------------------
                                     Attention:
                                        ----------------------------------------

                                       LIFE INSURANCE COMPANY OF NORTH AMERICA

                                       By:  CIGNA INVESTMENTS, INC.


                                       By:/s/ Stephen H. Wilson
                                       -----------------------------------------
                                       Name:
                                       -----------------------------------------
                                       Its:
                                       -----------------------------------------

                                       Address:
                                       -----------------------------------------
                                       Attention:
                                       -----------------------------------------



                                       MINNESOTA LIFE INSURANCE COMPANY

                                      By: Advantus Capital Management, INc.


                                      By:/s/ Annette Masterson
                                      ------------------------------------------
                                      Name:
                                      ------------------------------------------
                                      Its:
                                      ------------------------------------------

                                      Address:
                                      ------------------------------------------
                                      Attention:
                                      ------------------------------------------

                                      THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY

                                      By: LINCOLN INVESTMENT MANAGEMENT, INC.
                                      Its Attorney-in-Fact



                                      By:/s/ Annette M. Teders
                                      ------------------------------------------
                                      Its:
                                      ------------------------------------------

                                      Address:
                                      ------------------------------------------
                                      Attention:
                                      ------------------------------------------



                                      LINCOLN LIFE & ANNUITY COMPANY
                                       OF NEW YORK

                                      By: LINCOLN INVESTMENT MANAGEMENT, INC.
                                          Its Attorney-in-Fact



                                      By:/s/ Annette M. Teders
                                      ------------------------------------------
                                      Its:
                                      ------------------------------------------

                                      Address:
                                      ------------------------------------------
                                      Attention:
                                      ------------------------------------------

                                      U.S. BANK NATIONAL ASSOCIATION, as agent
                                       under that certain  Working Capital
                                       Agreement  dated as of  January  3,
                                       1997, as amended.


                                      By:/s/ Janice T. Thede
                                      ------------------------------------------
                                      Name:
                                      ------------------------------------------
                                      Its:
                                      ------------------------------------------

                                      Address:
                                      ------------------------------------------
                                      Attention:
                                      ------------------------------------------

                                    EXHIBIT A


                    The Third Amendment to Company Agreement

                                    EXHIBIT B


                 Third Amendment to Subordinated Loan Agreement

                                    EXHIBIT C


                   The Contingent Subordinate Pledge Agreement

                                    EXHIBIT D


                  The Contingent Subordinate Security Agreement

                                    EXHIBIT E


    The Contingent Subordinate Collateral Agency and Paying Agency Agreement

                                    EXHIBIT F


         The First Amendment to Voting Rights and Forbearance Agreement

                                    EXHIBIT G


                     The First Amendment to Option Agreement

                                    EXHIBIT H


                  Second Amendment to Note Purchase Agreements

                                    EXHIBIT I


       First Amendment to Distributable Cash Collateral Account Agreement

                                    EXHIBIT J


                   First Amendment to Subordination Agreement